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                          MASTER FORBEARANCE AGREEMENT

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         This Master Forbearance Agreement (the "Agreement") is made as of this _____ day of March, 1997 between KEYBANK NATIONAL ASSOCIATION, f/k/a KEY BANK OF WASHINGTON INC. ("Lessor") and MIDCOM COMMUNICATIONS, INC. ("Lessee"), a Washington corporation and PACNET INC. ("Guarantor"), a Washington corporation.

                                       I.

                                    RECITALS

         A. On or about September 12, 1995, Lessor and Lessee entered into a Master Equipment Lease Agreement ("Master Lease") for the lease of certain equipment. The Master Lease provides for the execution and delivery of Equipment Schedules that more particularly describes the leased equipment. The Master Lease and Equipment Schedules are hereafter collectively described as "Lease Documents".

         B. On or about September 12, 1995, four (4) Equipment Schedules ("leases") were executed as follows:

         Equipment Schedule No. 1, Lease No. 9212, for equipment with a total cost of $908,649.97. Lease payments for the first fifty-nine (59) months equal $17,047.61 per month. The final payment equals $17,047.61 plus a balloon payment of $136,297.50.

         Equipment Schedule No. 2, Lease No. 9369, for equipment with a total cost of $840,708.71. Lease payments for the first fifty-nine (59) months equal $15,714.25 per month. The final payment equals $15,714.25 plus a balloon payment of $126,106.31.

         Equipment Schedule No. 3, Lease No. 9515, for equipment with a total cost of $706,453.33. Lease payments for the first fifty-nine (59) months equal $13,147.96 per month. The final payment equals $13,147.96 plus a balloon payment of $105,967.99.

         Equipment Schedule No. 4, Lease No. 9762, for equipment with a total cost of $277,012.32. Lease payments for the sixty (60) month term equal $4,832.54 per month.

         C. Lessee's performance of the terms and conditions contained in the Lease Documents is guaranteed by Guarantor in a corporate guaranty ("Guaranties").






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         D. On or about September 26, 1996, Lessor advised Lessee of certain existing defaults under the Lease Documents. Specifically, Lessor informed Lessee it was in default with respect to Lessee's financial performance covenants and with respect to the inadequate value of the leased equipment securing the outstanding lease balances.

         E. Over the next four months, Lessor and Lessee negotiated to resolve the existing defaults under the Lease Documents.

         F. Lessee has requested of Lessor certain forbearances and extensions under the Lease Documents. To the extent set forth in this Agreement, Lessor has agreed to indulge Lessee in its request.

         G. At the present time, the payoffs for the leases are as follows:

                  Lease No. 9212        $812,643.26 through January 29, 1997;

                  Lease No. 9369        $791,861.97 through January 26, 1997;

                  Lease No. 9515        $658,297.81 through January 31, 1997;

                  Lease No. 9762        $275,097.41 through February 7, 1997.

         Therefore, in consideration of the mutual promises and covenants contained herein, the sufficiency of which is acknowledged, Lessor, Guarantor and Lessee hereby agree to the terms and conditions of this Agreement as follows:

                                       II.

                                    AGREEMENT

A. Conditions to Effectiveness.

         This Agreement is conditioned upon the fulfillment of the following conditions precedent to be performed to the Lessor's satisfaction:

         1. Subject to paragraph II.A.2.(i) below, lessee shall place Lessor in a senior lien position as to all of Lessee's equipment, replacement equipment and proceeds ("personal property"), excepting personal property in which existing lien holders have properly perfected purchase money security interests pursuant to RCW 62A.9-107 and RCW 62A.9-312.

         2. Subject to paragraph II.A.2.(i) below, the total value of Lessee's personal property subject to purchase money security interests shall not exceed $2,000,000.00, based on the Lessee's book value of such personal property, on the earlier of the date Lessor is place in a senior lien position as to Lessee's personal property, or April 30, 1997.

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         i.       The assets leased by MidCom Communications, Inc. ("MidCom")
                  pursuant to that certain Master Lease Agreement between MidCom and Comdisco, Inc. dated January 15, 1997, are specifically excluded from the pledge of collateral under this Agreement.

         3. In order to place Lessor in such senior lien position, the following steps shall be taken:

         a. Lessee shall provide Lessor with written documentation identifying the states where Lessee has personal property located by no later than February 14, 1997. Lessee shall fully and continuously cooperate with Lessor in ensuring that the list of states is complete, including providing Lessor with reasonable access to its employees who are familiar with the location of Lessee's personal property.

         b. Lessee shall execute and deliver a Key Bank Security Agreement to Lessor granting Lessor a security interest in all of Lessee's personal property, as defined in paragraph II.A.1 herein, by no later than April 7, 1997.

         C. Lessee shall execute UCC-1 Financing Statements in favor of Lessor for each state in which Lessee has personal property located, including but not limited to Arizona, California, Connecticut, Florida, Georgia, Illinois, Indiana, Massachusetts, Michigan, Nevada, New York, North Carolina, Ohio, Oregon, Pennsylvania, Tennessee, Texas, Utah, Washington, Washington, D.C., and Wisconsin by no later than April 7, 1997.

         d. Lessor may conduct UCC searches in each state in which Lessee has identified it has personal property located so that Lessor may obtain the names and addresses of each party holding a lien against Lessee's personal property. Subject to any unforeseen search delays, this shall be completed by February 7, 1997.

         e. Lessor shall provide Lessee with copies of the UCC results and a list of the secured parties in each state searched by no later than February 14, 1997 (subject to such searches being completed).

         f. Lessee shall contact each secured party in each state in which Lessee has personal property located and request and obtain from such secured party an executed Key Bank subordination agreement and UCC-3 change statement. The subordination

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                  agreement will provide, in part, that each such secured party agrees to subordinate its security interest to the security interest granted to Lessor. Each subordination agreement and accompanying UCC-3 change statement will be delivered to Lessor for recording purposes.

         g. Lessee shall have until April 30, 1997 in which to obtain all of the executed subordination agreements and UCC-3 changes statements, and complete the process of placing Lessor in a senior lien position as to all of Lessee's personal property.

         h. After all subordination agreements and UCC-3 change statement are executed and the UCC-1 financing statements and UCC-3 changes statements are filed, Lessor shall perform a secondary UCC-1 in each state in which Lessee has identified it has personal property located in order to ensure that there have been no interim grants of security interest or other intervening liens. In the event one or more interim security interests or intervening liens is discovered, Lessee shall have fifteen (15) days from notification by Lessor to obtain a subordination agreement from such party or parties.

         i. In the event Lessee requests the deletion or exclusion of any personal property from the security interest granted to Lessor under this Agreement, Lessee shall submit such a written request to Lessor for evaluation. Lessor shall evaluate such request on a case-by-case basis and shall provide Lessee with a response to such request within ten (10) calendar days of receiving such a request. In the event Lessor consents to Lessee's request, in Lessor's sole discretion, Lessor agrees to execute such documentation as may be necessary and appropriate for accommodating such request of Lessee.

         4. The entire process of placing Lessor in a senior lien position for Lessee's personal property must in all material respects be completed by April 30, 1997.

B.       Forbearance.

         So long as Lessee performs the conditions precedent described in section II.A herein, and Lessee otherwise fully and completely complies with the terms of this Agreement and the Lease Documents, Lessor shall:

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         1.       Forbear from asserting all of the existing defaults under the
                  Lease Documents, including but not limited to:

                  a. defaults with respect to the lessee's financial performance;

                  b. defaults with respect to the inadequate value of the leased equipment securing the outstanding lease balances.

         2. Forbear from asserting its rights and remedies for the existing defaults under the Lease Documents, including but not limited to the rights and remedies described in section 22 of the Master Lease.

         3. Waive all existing defaults under the Lease Documents on the later of the 91st day following the date when Lessor is placed in first lien position on all of the Lessee's personal property and such first lien position is property perfected, or on August 1, 1997.

C.       Additional Actions to be Taken by Lessee.

         Lessee shall take the following additional actions:

         1.       Execute this Agreement by February 6, 1997.

         2. Execute any and all additional documentation as may be required from time to time by Lessor, in order to fulfill the purposes and intents of this Agreement.

         3. Timely pay Lessor the monthly lease payments pursuant to the terms of the Lease Documents.

         4. Reimburse Lessor for all of its attorneys' fees and costs associated with the execution of this Agreement pursuant to section III.1 herein.

D.       Events of Default.

         Lessee shall be in default of this Agreement if any of the following shall occur:

         1. Lessee fails in any way to fully and completely perform its obligations under the terms of this Agreement, including but not limited to the provisions in II.A, to fully and completely perform its obligations under the terms of the Lease Documents, or to fully and completely perform its obligations under the terms of the Security Agreement to be executed in conjunction with this Agreement.

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         2.       Lessee fails in any respect to place Lessor in a senior lien position as to all of Lessee's personal property by April 30, 1997.

         3. There is a failure of any warranty or representation made by the Lessee herein.

         4. Lessee fails to make the monthly lease payments to Lessor when due pursuant to the terms of the Lease Documents.

         5. Lessee fails to reimburse Lessor for all of Lessor's attorneys fees and costs associated with the execution of this Agreement pursuant to section III.1 herein.

         6. Lessee files a petition in bankruptcy, is subject to an involuntary bankruptcy petition, is the subject of a state receivership or is involved in any other form of insolvency proceeding.

E.       Remedies.

         If Lessee fails in any way to fully and completely perform all its obligations under the terms of this Agreement and the Lease Documents, and an event of default arises, Lessor shall be entitled to:

         1.       Rescind this Agreement.

         2. Assert all of the existing defaults under the Lease Documents, including but not limited to:

                  a. defaults with respect to the lessee's financial performance;

                  b. defaults with respect to the inadequate value of the leased equipment securing the outstanding lease balances.

         3. Pursue all rights and remedies for the existing defaults under the Lease Documents pursuant to section 22 of the Master Lease.

         4. Pursue any and all other rights and remedies Lessor may have under this Agreement, the Lease Documents, applicable law, or otherwise.

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                                      III

                               GENERAL PROVISIONS.

A.       Attorneys' Fees and Costs.

         1. Lessee has paid Lessor $10,000.00 towards Lessor's reasonable costs, fees, and expenses to be incurred in connection with this Agreement, including but not limited to Lessor's attorneys' fees, UCC search fees, recording fees and out-of-pocket costs. If or when this sum of $10,000.00 is fully expended, Lessor shall invoice Lessee for all of Lessor's additional reasonable costs, fees, and expenses incurred in connection with this Agreement, including but not limited to Lessor's attorneys' fees, UCC search fees, recording fees and out-of-pocket costs. Lessee shall pay Lessor the total amount of the invoice within ten (10) days of the invoice date. Failure to pay such invoice within ten (10) days shall constitute an event of default under section II.D. herein.

         2. In the event Lessor is required to enforce any preserved default or default under this Agreement, Lessee agrees to pay to Lessor all of Lessor's attorney fees, expenses and costs incurred to enforce any and all rights of Lessor in any forum, including without limitation those fees and costs incurred with or without suit; in any appeal, bankruptcy, insolvency or receivership proceeding, including Lessor's participation in any bankruptcy proceeding, whether such bankruptcy participation is for protection of Lessor, monitoring such proceedings, or for such other purposes as Lessor deems appropriate; any recording fees and title insurance; and in any post-judgment collection proceedings.

B.       Acknowledgement and Preservation of Defaults.

         1. Lessee acknowledges, admits and agrees that defaults exist under the terms of the Lease Documents as follows:

         a.       defaults with respect to the lessee's financial performance;

         b. defaults with respect to the inadequate value of the leased equipment securing the outstanding lease balances.

         2. Lessee acknowledges and agrees that all existing defaults are preserved, and that nothing in this Agreement or the Lease Documents shall be construed as a waiver by Lessor of its right to assert such defaults until the later of the 91st day following the date when Lessor is placed in first lien position on all of the Lessee's personal property and such first lien position is property perfected, or on August 1, 1997.

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C.       Confirmation of Debt/Ratification of Lease Documents.

         All Lease Documents are hereby confirmed and ratified by Lessee and Lessor as being in full force and effect on this date, except as modified or superseded pursuant to this Agreement. Lessee acknowledges it is liable under the Lease Documents in accordance with their terms.

D.       Ratification and Revival of Guaranties.

         All prior Guaranties executed by Guarantor, including but not limited to the Corporate Guaranty contained in the Master Lease, are hereby ratified and revived as if fully set forth herein. Guarantor consents to the execution of this Agreement and agrees that this Agreement does not modify its respective responsibilities under the Guaranties, other than entitling the Lessee to the benefit of the forbearance period.

         Upon Lessor's being paid in full pursuant to the terms of the Lease Documents, this Agreement shall be deemed satisfied and Lessor shall release all UCC financing statements; except, however, all of Lessor's rights under the Guaranties, under the Lease Documents and under this Agreement shall be automatically reinstated if any payment is reclaimed in a bankruptcy or receivership proceeding, until Guarantors pay Lessor the amount reclaimed or the amount is otherwise paid to Lessor and is not subject to further reclamation.

E.       No Modification.

         This Agreement is intended merely as an indulgence by Lessor to allow Lessee a period of time in which to pay Lessor the full amount due and owing under the terms of the Lease Documents. This Agreement does not constitute a novation as to any of the Lease Documents or Guaranty and does not modify, alter, amend or in any way affect the terms and conditions of the Lease Documents or Guaranty, except as expressly and specifically stated herein.

F.       Controlling Terms.

         In the event of a conflict between the terms of this Agreement and the terms of the existing Lease Documents or Guaranty, the terms of this Agreement control, subject to all applicable laws.

G.       Severability.

         The invalidity of all or any part of any section of this Agreement, the Loan Documents or the Guaranties shall not render invalid the remainder of this Agreement, or the Lease Documents to the extent it represents the intent of the parties in all material respects if interpreted without the invalid provision.

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
H.       No Defenses/Release.

         Lessee and Guarantor hereby acknowledge and agree that they have no defenses, setoffs or counterclaims against Lessor based upon any events or transactions occurring, or failing to occur, prior to the date of this Agreement. To the extent Lessee or Guarantor may have any such defenses, setoffs or counterclaims against Lessor, they hereby forever waive, release and relinquish the same.

         1. Further Description of Claims. The release is intended to be, and is, a full, complete and general release in favor of Lessor, with respect to all claims, demands, actions, causes of action and other matters described above, including, without limitation, any claims, demands or causes of actions based upon allegations of, for, or in connection with, but not limited to, breach of fiduciary duty, breach of any alleged duty of fair dealing or good faith, breach of confidence, undue influence, duress, economic coercion, usury, conflict of interest, intentional tort, negligence, gross negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortuous interference with contractual relations or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, fraud, misrepresentation, conspiracy or any other theory, cause of action, occurrence, matter or thing which might give rise to liability upon Lessor.

         2. No Other Consideration. The foregoing release is in full satisfaction for the agreements of the Lessor, Lessee, and Guarantor contained herein, and Lessor will not receive any further consideration for the release.

I.       Entire Agreement.

         This Agreement sets forth the full and complete agreement of Lessor, Lessee and Guarantor with respect to its subject matter. This Agreement supersedes and replaces any earlier representations, inducements, promises, settlements, compromises, agreements, or understandings, written or oral, between the parties hereto. Any such earlier undertakings shall have no force or effect after the execution of this Agreement. This Agreement may not be amended, modified or revoked except by means of a supplemental writing that is signed by the party against whom the amendment, modification or revocation is to be enforced.

J.       Time.

         Time is of the essence for this Agreement. Any failure by any party to fully perform that party's obligations at or prior to the time required by this Agreement shall be conclusively deemed a material breach of this Agreement.


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K.       Governing Law and Venue.

         This Agreement has been executed under and shall be construed and enforced in accordance with the laws of the State of Washington. If there is any litigation or other proceeding to enforce or interpret any provision of this Agreement, jurisdiction shall be in a court in King County, State of Washington.

L.       Binding Effect.

         This Agreement shall be binding upon the parties hereto and each party's, successors and assigns.

M.       Execution in Counterparts.

         This Agreement may be executed in any number of counterparts and by each party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

N.       Captions.

         The paragraph headings used in this Agreement are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

O.       Independent Legal Counsel.

         The undersigned parties acknowledge, represent and agree that they have read this Agreement and fully understand the terms hereof, that they have been fully advised by their legal counsel with respect hereto, and that the same is executed by them upon the advice and recommendation and with the approval of their independent legal counsel.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first above written.

                                      LENDER:
                                      KEYBANK NATIONAL ASSOCIATION

                                      By
                                        -----------------------------
                                       Its
                                          ---------------------------


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                                      BORROWER:

                                      MIDCOM COMMUNICATIONS INC., a
                                      Washington corporation

                                      By
                                        -----------------------------
                                       Its
                                          ---------------------------


                                      GUARANTOR:
                                      PACNET INC.

                                      By
                                        -----------------------------
                                       Its
                                          ---------------------------
STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

         I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ________________ of KEYBANK NATIONAL ASSOCIATION to be the free and voluntary act of such parties for the uses and purposes mentioned in this instrument.

DATED:
      ------------------------------------ -------------------------------------
                                                    [Notary Signature]

                                           -------------------------------------
                                               [Type or Print Name of Notary]

                                           NOTARY PUBLIC for the State of
                                           Washington, residing
                                           at
                                              ----------------------------------

                                            My appointment expires:

                                            ------------------------------------


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
STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

         I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ________________ of MIDCOM COMMUNICATIONS INC. to be the free and voluntary act of such parties for the uses and purposes mentioned in this instrument.

DATED:
      ------------------------------------ -------------------------------------
                                                    [Notary Signature]

                                           -------------------------------------
                                               [Type or Print Name of Notary]

                                           NOTARY PUBLIC for the State of
                                           Washington, residing
                                           at
                                              ----------------------------------

                                            My appointment expires:

                                            ------------------------------------

STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

         I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the ________________ of PACNET INC. to be the free and voluntary act of such parties for the uses and purposes mentioned in this instrument.

DATED:
      ------------------------------------ -------------------------------------
                                                    [Notary Signature]

                                           -------------------------------------
                                               [Type or Print Name of Notary]

                                           NOTARY PUBLIC for the State of
                                           Washington, residing
                                           at
                                              ----------------------------------

                                            My appointment expires:

                                            ------------------------------------


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